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                                                                   EXHIBIT 32.01





          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002


In connection with the Quarterly Report of Strayer Education, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Robert
S. Silberman, Chairman and Chief Executive Officer of the Company, and Mark C. Brown, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (section)1350, as adopted pursuant to (section)906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Robert S. Silberman
--------------------------
Robert S. Silberman
Chairman and Chief Executive
Officer





/s/ Mark C. Brown
--------------------------
Mark C. Brown
Senior Vice President and
Chief Financial Officer





May 6, 2004